UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 18, 2006

(Date of earliest event reported)

VERSATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29757	68-0255203
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

300 Lakeside Drive Suite 1300

Oakland, CA 94612

(Address of principal executive offices and zip code)

(510) 238-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Change in Control of Registrant

On January 18, 2006, Trilogy, Inc., a Delaware corporation (“Parent”), announced that V Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), had successfully completed its tender offer (the “Offer”) for all outstanding shares of common stock, par value $0.001 per share of common stock of Versata, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the Agreement and Plan of Merger, dated as of December 7, 2005, between Parent, Sub and the Company (the “Merger Agreement”). The Offer expired at 12 midnight, Eastern Standard Time, on January 17, 2006. The depositary for the Offer, has advised Parent and Sub that as of the expiration of the Offer, an aggregate of approximately 6,676,036 shares of common stock of the Company were validly tendered (including 68,197 shares of common stock of the Company that were tendered pursuant to guaranteed delivery procedures), representing in excess of 81% of the outstanding shares of common stock of the Company. The Sub accepted for payment and purchased all shares of common stock of the Company validly tendered and not properly withdrawn pursuant to the Offer.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission (the “SEC”) on December 16, 2005, as subsequently amended (the “Statement”), and

(ii) the Tender Offer Statement on Schedule TO, originally filed by Parent and Sub with the SEC on December 16, 2005, as subsequently amended, and such information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Versata, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on December 16, 2005, as amended).

99.1	Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on December 16, 2005, as amended).

99.2	Press Release issued by Versata, Inc. on January 18, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSATA, INC. (Registrant)

Date: January 18, 2006

	By:	/S/ WILLIAM FREDERICK
William Frederick Chief Financial Officer, Secretary and Vice-President

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EXHIBIT INDEX

Exhibit No.	Description
20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Versata, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on December 16, 2005, as amended).

99.1	Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on December 16, 2005, as amended).

99.2	Press Release issued by Versata, Inc. on January 18, 2006.

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